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                                SECOND AMENDMENT
                                     TO THE
                               EXECUTIVE DEFERRED
                                   BONUS PLAN

                              UNITED NATIONAL BANK

        Upon mutual consent and for valuable consideration hereby recognized, this Second Amendment, dated May 1, 2001, to the Executive Deferred Bonus Plan ("Plan") for United National Bank, which went into effect October 1st, 1997, is for the purpose of amending the plan as follows:

1.18 "Interest Factor" means monthly compounding or discounting, as applicable, at a rate determined annually in accordance with the following: the Interest Factor shall be equal to the greater of (i) eight percent (8%) or (ii) the annual rate of return on equity for the Bank for the immediately preceding year minus five percent (5%), provided, however, that '(ii)' shall only be applicable if the Bank's tier one capital ratio is equal to or greater than the well capitalized ratio, currently at six percent (6%).

        All other provisions of the Executive Deferred Bonus Plan for United National Bank, which are not specifically modified by this Second Amendment, are hereby incorporated and shall remain in full force and effect.

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               IN WITNESS WHEREOF, United National Bank and the Executives have caused this Second Amendment, effective as of the above date, to be executed in triplicate.

ATTEST:                                   UNITEDTRUST BANK

/s/ Ralph L. Straw, Jr.                   By: /s/ Thomas C. Gregor
                                              ----------------------------------
                                          Title:   Chairman/CEO

EXECUTIVES

/s/ Thomas C. Gregor                      /s/ Donald E. Reinhard
-------------------------------------     --------------------------------------
Thomas C. Gregor                          Donald E. Reinhard

/s/ Warren R. Gerleit                     /s/ John J. Cannon
-------------------------------------     --------------------------------------
Warren R. Gerleit                         John J. Cannon

/s/ Joanne F. Herb                        /s/ Ralph L. Straw, Jr.
-------------------------------------     --------------------------------------
Joanne F. Herb                            Ralph L. Straw, Jr.

/s/ Raymond C. Kenwell                    /s/ Richard G. Tappen
-------------------------------------     --------------------------------------
Raymond C. Kenwell                        Richard G. Tappen

/s/ Edward Rolfe                          /s/ A. Richard Abrahamian
-------------------------------------     --------------------------------------
Edward Rolfe                              A. Richard Abrahamian

/s/ Charles E. Nunn, Jr.
-------------------------------------
Charles E. Nunn, Jr.